Exhibit 21
LIST OF SUBSIDIARIES AS OF NOVEMBER 30, 2023

Company Name	State of Incorporation	DBAs
208 Meadowview Farms, Ltd.	TX
308 Furman, Ltd.	TX
360 Developers, LLC	FL
5151 East, LLC	DE
AG-LMC Riverside Holdings, LLC	DE
AG-LMC Riverside Property Owner II, LLC	DE
AG-LMC Riverside Property Owner, LLC	DE
Akron 42, LLC	MN
Alliance Financial Services, Inc.	DE	Lennar
American Southwest Financial Group L.L.C.	AZ
Ann Arundel Farms, Ltd.	TX
Aquabella Development Group, LLC	DE
Aquaterra Utilities, Inc.	FL
Arbor Mill Veteran Project 2018, LLC	FL
Armstrong Brothers Development Group, LLC	DE
Armstrong Land, LLC	FL
Artemas JV, LLC	DE
Asante Development Partners LLC	DE
Asbury Woods L.L.C.	IL
Associate Services, LLC	DE
Astoria Options, LLC	DE
Autumn Creek Development, Ltd.	TX
Ava Barrow JV LP	DE
Avalon Village, LP	TX
Aylon, LLC	DE
Azusa Associates, LLC	CA	Lennar
Bainebridge 249, LLC	FL
Ballpark Village LLC	DE
Barnsboro Associates, LLC	NJ
Bay Colony Expansion 369, Ltd.	TX
BB Investment Holdings, LLC	NV
BCI Properties, LLC	NV
Bellagio Lennar, LLC	FL
Bellasera Clubhouse, LLC	FL
Belle Meade LEN Holdings, LLC	FL
Belle Meade Partners, LLC	FL
Benjamin Management Group, Inc.	CA
Bent Creek Clubhouse, LLC	FL
BHCSP LLC	DE	Lennar
Black Mountain Ranch, LLC	CA
Blue Horizons Estates, LLC	AZ	Lennar
BMR Communities, LLC	CA	Lennar
BMR Construction, Inc.	DE	Lennar
BMTD, LLC	SC
Bonterra Lennar, LLC	FL
Boring Village, LLC	DE

Company Name	State of Incorporation	DBAs
Bouquet Community, LLC	DE
BPH I, LLC	NV
Bramalea California, Inc.	CA
Breland Development Group, LLC	DE
Breton Park Lennar, LLC	FL
BTC IV 990 Bannock REIT, LLC	DE
BTC IV 990 Bannock, LLC	DE
BTC IV Crown Hill REIT, LLC	DE
BTC IV Crown Hill, LLC	DE
BTC IV Denver Gateway II REIT, LLC	DE
BTC IV Denver Gateway II, LLC	DE
BTC IV Evans School West REIT, LLC	DE
BTC IV Investor GP, LLC	DE
BTC IV Investor LP, LLC	DE
BTC IV Sky Mountain GP, LLC	DE
BTC IV Sky Mountain REIT, LLC	DE
BTC IV Sky Mountain, LP	DE
BTC IV TRS JV, LP	DE
BTC IV, LP	DE
Builder Homesite, Inc.	DE
CA-DAI Springs Joint Venture, LLC	DE
CalAtlantic Financial Services, Inc.	DE
CalAtlantic Group, LLC	DE	Lennar
CalAtlantic Homes of Arizona, LLC	DE	Lennar
CalAtlantic Homes of Georgia, LLC	DE
CalAtlantic Homes of Texas, LLC	DE	Lennar
CalAtlantic Homes of Washington, LLC	DE
CalAtlantic Mortgage, Inc.	CA	Lennar
CalAtlantic National Title Solutions, LLC	DE
California Westside Ventures II, LLC	DE
California Westside Ventures, LLC	DE
Calpac Remediation Company, LLC	DE
Camarillo Village Park, LLC	CA	Lennar
Cambria L.L.C.	IL
Campo Bello Club, LLC	FL
Candlestick Center, LLC	DE
Candlestick Retail Member, LLC	DE
CAP IL 1, LLC	DE
Cardiovascular Medical Specialists, LLC	IN
Carmel Land, LLC	DE
Carolina Blue, LLC	DE
Carson 175, LLC	DE
Carson Creek El Dorado, LLC	CA
Cary Woods, LLC	IL
Casa Marina Development, LLC	FL
CCR270 LLC	DE
Cedar Pointe Club, LLC	FL

Company Name	State of Incorporation	DBAs
Centennial Founders, LLC	DE
Central Park West Holdings, LLC	DE
Cherrytree II LLC	MD
CL Doral, LLC	FL
CL Ventures, LLC	FL
Club Bonterra Lennar, LLC	FL
CML INACTIVE, LLC	DE
CML-MO HAF PARKING, LLC	MO
CML-MO HAF, LLC	FL
Cobra Green LLC	DE
Coco Palm 82, LLC	FL
Colonial Heritage LLC	VA
Columbia National Risk Retention Group, Inc.	VT	Lennar
Commonwealth Incentive Fee, LLC	DE
Concord Station, LLP	FL	Club Concord Station
Copper Creek Clubhouse, LLC	FL
Corsica Club, LLC	FL
Coventry L.L.C.	IL
CP Block 6aS, LLC	DE
CP Block 8aS, LLC	DE
CP Block 9aS, LLC	DE
CP Center Apartments, LLC	DE
CP Center Garage, LLC	DE
CP Red Oak Partners, Ltd.	TX
CP Vertical Development Co. 1, LLC	DE
CP/HPS Development Co. GP, LLC	DE
CP/HPS Development Co.-C, LLC	DE
CPFE, LLC	MD
CPHP Development, LLC	DE
Creekside Crossing, L.L.C.	IL
Crest at Fondren Holdings, LLC	DE
Crest at Fondren Investor, LLC	DE
CRP/LMC Apex Owner L.L.C.	DE
CRP/LMC Kaktuslife Owner, L.L.C.	DE
Crystal Cay Club, LLC	FL
CWV-Palm, LLC	DE
Darcy-Joliet L.L.C.	IL
DBJ Holdings, LLC	NV
DCA Financial, LLC	FL
Deerbrook Estates, Ltd.	TX
Developer Communications Services, LLC	DE
Developer Connectivity Services Member, LLC	DE
Developer Connectivity Services, LLC	DE
Discovery SL, LLC	DE
Dolington Land LP	PA
Downtown Doral Retail Holdings, LLC	DE
DTC Holdings of Florida, LLC	FL

Company Name	State of Incorporation	DBAs
Dublin Crossing, LLC	DE
E.L. CWV II, LLC	DE
E.L. Urban Communities, LLC	DE
Eagle Bend Commercial, LLC	CO
East of 95 LLC	DE
Eastland LLC	DE
Eastport Home & Land Company LLC	DE
EHI Ventures, LLC	DE
El at Franklin, LLC	NJ
El at Jackson, LLC	DE
EL at Marlboro 79, LLC	DE
El at Monroe, LLC	DE
EL NJ Development Group, LLC	DE
EL Ventures, LLC	DE
Elkhorn Ranch Venture, LLC	CO
End to End, Inc.	DE
Energy Asset HoldCo, LLC	DE
Essential Housing Bonds, LLC	DE
Essential Housing Financing, LLC	DE
EV, LLC	MD
Evergreen Village LLC	DE
F&R QVI Home Investments USA, LLC	DE
Falconhead West, LP	TX
Faria Preserve, LLC	DE	Lennar
Fidelity Guaranty and Acceptance Corp.	DE	First Texas Fidelity Company
Fidelity Land, LLC	FL
Fifth Wall Ventures SPV VII, L.P.	DE
FLORDADE LLC	FL
Florida SL, LLC	FL
Fox-Maple Associates, LLC	NJ
FPC-HF Subventure I, LLC	DE
Friendswood Development Company, LLC	TX
Garco Investments, LLC	FL
GDI MANAGER, LLC	DE
Geraci Land Acquisition, LLC	FL	Lennar
GGT LMI City Walk GA, LLC	DE
Goose Creek Estates, LLC	VA
Greenbriar at River Valley, Ltd.	OH
Greenbriar Investor, LLC	DE
Greystone Construction, Inc.	AZ
Greystone Nevada Holdings, LLC	DE
Greystone Nevada, LLC	DE
Greywall Club L.L.C.	IL
Gulf Gate Dev, LLC	FL
Hammocks Lennar LLC	FL	Club Gardens by the Hammocks
Harbor Highlands Group, LLC	CA	Lennar
Harveston, LLC	DE

Company Name	State of Incorporation	DBAs
Haverton L.L.C.	IL
HCC Investors, LLC	DE
Heathcote Commons LLC	VA
Heritage Fields, LLC	DE
Heritage Hills Irvine, LLC	DE
Heritage of Auburn Hills, L.L.C.	MI
Heritage Pkwy East Holdings, LLC	FL
Hewitts Landing Trustee, LLC	MA
Hickory Ridge, Ltd.	TX
Hingham Properties, LLC	DE
HLL II Development, L.L.C.	TX
Homefed SPIC Otay, LLC	DE	Lennar
HomeTech Acquisition Corporation	DE
HomeTech Sponsor, LLC	DE
Horizons Summers Corner Club Owner, LLC	SC
HPS Development Co., LP	DE
HPS Vertical Development Co., LLC	DE
HPS Vertical Development Co.-B, LP	DE
HPS Vertical Development Co.-D/E, LLC	DE
HPS1 Block 1, LLC	DE
HPS1 Block 48-1A, LLC	DE
HPS1 Block 48-1B, LLC	DE
HPS1 Block 48-2A, LLC	DE
HPS1 Block 48-2B, LLC	DE
HPS1 Block 48-3A, LLC	DE
HPS1 Block 48-3B, LLC	DE
HPS1 Block 50, LLC	DE
HPS1 Block 51, LLC	DE
HPS1 Block 52, LLC	DE
HPS1 Block 53, LLC	DE
HPS1 Block 54, LLC	DE
HPS1 Block 55, LLC	DE
HPS1 Block 56/57, LLC	DE
HSP Arizona, Inc.	DE	Lennar
HTC Golf Club, LLC	CO
Huntley Venture L.L.C.	IL
Inactive Companies, LLC	FL
Independence L.L.C.	VA
Independence Orlando, LLC	FL
Isles at Bayshore Club, LLC	FL
Kendall Hammocks Commercial, LLC	FL
Kentuckiana Medical Center, LLC	IN
Kingman Lennar, LLC	DE
Kir Likir Ltd.	Israel (non-US)
KMC Real Estate Investors, LLC	IN
Kyle Acquisition Group, LLC	NV
Lagoon Valley Residential, LLC	CA	Lennar

Company Name	State of Incorporation	DBAs
Lakelands at Easton, L.L.C.	MD
LC Miramar, LLC	DE
LCD Asante, LLC	DE
LCI Downtown Doral Investor, LLC	DE
LCI North DeKalb Investor GP, LLC	DE
LCI North DeKalb Investor LP, LLC	DE
LCS Communications, LLC	DE
LCS RT Communications, LLC	DE
Legends Club, LLC	FL
Legends Golf Club, LLC	FL
LEN - Belle Meade, LLC	FL
Len - Little Harbor, LLC	DE
LEN - OBS Windemere, LLC	DE
LEN - Palm Vista, LLC	FL
LEN Blue Lagoon, LLC	DE
LEN BPT Investor, LLC	DE
Len FW Investor, LLC	DE
Len Medley at Angeline Club, LLC	FL
LEN Mirada Investor, LLC	DE
LEN Notarize Investor, LLC	DE
LEN OT Holdings, LLC	FL
LEN Paradise Cable, LLC	FL
LEN Paradise Operating, LLC	FL
Len Paradise, LLC	FL
Len X, LLC	FL
LEN-Abbott Square, LLC	FL
Lenalto CMBS, LLC	DE
Len-Angeline, LLC	FL
Lenbrook, LLC	VA
LEN-CG South, LLC	FL
LenCom, LLC	DE
Lencore, LLC	DE
Lencraft, LLC	MD
LEN-Cypress Mill, LLC	FL
LenFive Opco GP, LLC	DE
LenFive Sub III, LLC	DE
LenFive Sub Opco GP, LLC	DE
LenFive Sub, LLC	DE
LenFive, LLC	DE
LENH I, LLC	FL
Len-Hawks Point, LLC	FL
Len-Land West, LLC	DE
Len-Land, LLC	DE
Len-Little Road, LLC	DE
Len-Medley at Mirada Club, LLC	DE
LEN-Medley at New Port Corners, LLC	FL
Len-MN, LLC	DE

Company Name	State of Incorporation	DBAs
Lennar Aircraft I, LLC	DE
Lennar Arizona Construction, Inc.	AZ
Lennar Arizona, LLC	AZ
Lennar at Franklin, LLC	DE
Lennar at Jackson, LLC	DE
Lennar at Marlboro 79, LLC	DE
Lennar at Monroe, LLC	DE
Lennar Avenue One, LLC	DE
Lennar Berkeley, LLC	NJ
Lennar Bevard, LLC	DE
Lennar Bridges, LLC	CA
Lennar Buffington Colorado Crossing, L.P.	TX
Lennar Buffington Zachary Scott, L.P.	TX
Lennar Carolinas, LLC	DE
Lennar Central Region Sweep, Inc.	NV
Lennar Chicago, LLC	IL
Lennar Cobra, LLC	DE
Lennar Colgate Urban Renewal Development, LLC	NJ
Lennar Colorado Minerals, LLC	CO
Lennar Colorado, LLC	CO	Blackstone Country Club
Lennar Colorado, LLC	CO	Lennar Communities Colorado
Lennar Colorado, LLC	CO	Lennar Homes
Lennar Commercial, LLC	DE
Lennar Communities Development, LLC	DE
Lennar Communities Nevada, LLC	NV
Lennar Communities of Chicago L.L.C.	IL
Lennar Communities, Inc.	CA
Lennar Connectivity Services, LLC	DE
Lennar Construction, Inc.	AZ
Lennar Corporation	DE
Lennar Cory Road, LLC	NJ
Lennar Courts, LLC	FL
Lennar Developers, Inc.	FL
Lennar Double B North Valleys Investments, LLC	NV
Lennar Ewing, LLC	NJ
Lennar Financial Services, LLC	FL
Lennar Flamingo, LLC	FL
Lennar Fresno, LLC	CA
Lennar Gardens, LLC	FL
Lennar Georgia, LLC	GA
Lennar Greer Ranch Venture, LLC	CA
Lennar Hingham Holdings, LLC	DE
Lennar Hingham JV, LLC	DE
Lennar Homes Coastal Realty, LLC	FL
Lennar Homes Holding, LLC	DE
Lennar Homes NJ, LLC	DE
Lennar Homes of Alabama, LLC	DE

Company Name	State of Incorporation	DBAs
Lennar Homes of Arizona, Inc.	AZ
Lennar Homes of California, LLC	CA
Lennar Homes of Idaho, LLC	DE
Lennar Homes of Indiana, LLC	DE
Lennar Homes of Ohio, LLC	DE
Lennar Homes of Oklahoma, LLC	DE
Lennar Homes of Tennessee, LLC	DE
Lennar Homes of Texas Land and Construction, Ltd.	TX	Friendswood Development Company
Lennar Homes of Texas Land and Construction, Ltd.	TX	Village Builders Land Company
Lennar Homes of Texas Sales and Marketing, Ltd.	TX	Village Builders
Lennar Homes of Utah, LLC	DE	Lennar
Lennar Homes of Utah, LLC	DE	Lennar Homes
Lennar Homes of Wisconsin, LLC	DE
Lennar Homes, LLC	FL	Baywinds Land Trust D/B/A Club Vineyards
Lennar Homes, LLC	FL	Lake Osborne Trailer Ranch
Lennar Homes, LLC	FL	Verona Trace Club, Inc
Lennar Homes, LLC	FL	Tripson Estates Club, Inc.
Lennar Homes, LLC	FL	Club Carriage Pointe
Lennar Homes, LLC	FL	Club Tuscany Village
Lennar Homes, LLC	FL	Club Silver Palms
Lennar Homes, LLC	FL	U.S. Home
Lennar Homes, LLC	FL	Club Malibu Bay
Lennar Homes, LLC	FL	Copper Creek Club, Inc.
Lennar Homes, LLC	FL	Isles of Bayshore Club
Lennar Homes, LLC	FL	Club Miralago
Lennar Homes, LLC	FL	Club Vineyards
Lennar Homes, LLC	FL	Club Kendall Square
Lennar Homes, LLC	FL	The Riviera Club
Lennar Homes, LLC	FL	Satori Club
Lennar Homes, LLC	FL	Isola Club
Lennar Homes, LLC	FL	Portovita Club
Lennar Homes, LLC	FL	Landmark at Doral Club
Lennar Imperial Holdings Limited Partnership	DE
Lennar Insurance Agency, LLC	TX
Lennar Lakeside Investor, LLC	DE
Lennar Layton, LLC	DE
Lennar Little Falls Townhomes Redevelopers Urban Renewal, LLC	NJ
Lennar Living, LLC	DE
Lennar LTL Member, LLC	DE
Lennar Lytle, LLC	DE
Lennar Mare Island, LLC	CA
Lennar Marina A Funding, LLC	DE
Lennar Massachusetts Properties, Inc.	DE
Lennar Middletown, LLC	NJ
Lennar Monmouth Redevelopers, LLC	DE
Lennar Mortgage, LLC	FL
Lennar MPA WIP, LLC	DE

Company Name	State of Incorporation	DBAs
Lennar MPA, LLC	DE
Lennar Multifamily BTC Venture GP East Village I Mezz, LLC	DE
Lennar Multifamily BTC Venture GP Subsidiary, LLC	DE
Lennar Multifamily BTC Venture GP Victory Block G Mezz, LLC	DE
Lennar Multifamily BTC Venture GP, LLC	DE
Lennar Multifamily BTC Venture II GP Subsidiary, LLC	DE
Lennar Multifamily BTC Venture II GP, LLC	DE
Lennar Multifamily BTC Venture II LP, LLC	DE
Lennar Multifamily BTC Venture II Manager, LLC	DE
Lennar Multifamily BTC Venture LP, LLC	DE
Lennar Multifamily BTC Venture Manager, LLC	DE
Lennar Multifamily Venture DC LP	DE
Lennar Multifamily Venture II DC LP	DE
Lennar Multifamily Venture II LP	DE
Lennar Multifamily Venture LP	DE
Lennar New Jersey Holdings, LLC	DE
Lennar New Jersey Properties, Inc.	DE
Lennar New York, LLC	NY
Lennar Northeast Properties LLC	NJ
Lennar Northwest, LLC	DE
Lennar OHB, LLC	NJ
Lennar Pacific Properties Management, LLC	DE
Lennar Pacific Properties, LLC	DE
Lennar PI Acquisition, LLC	NJ
Lennar PI Property Acquisition, LLC	NJ
Lennar PIS Management Company, LLC	DE
Lennar Plumsted Urban Renewal, LLC	NJ
Lennar Point, LLC	NJ
Lennar Port Imperial South, LLC	DE
Lennar QR Build to Core GP, LLC	DE
Lennar QR Build to Core LP, LLC	DE
Lennar Realty, Inc.	FL
Lennar Reno, LLC	NV
Lennar Riverwalk, LLC	DE
Lennar Sacramento, Inc.	CA
Lennar Sales Corp.	CA
Lennar Sierra Sunrise, LLC	CA
Lennar South Sutter, LLC	CA
Lennar Spencer's Crossing, LLC	DE
Lennar Strategic Land Investments, LLC	DE
Lennar Sun Ridge LLC	CA
Lennar Texas Holding, LLC	DE
Lennar Title Group, LLC	FL
Lennar Title Insurance Corporation	FL
Lennar Title, Inc.	MD	Lennar
Lennar Title, Inc.	MD	Lennar Title (SC), Inc.
Lennar Title, Inc.	MD	Lennar Title

Company Name	State of Incorporation	DBAs
Lennar Title, Inc.	MD	Lennar Title GA, Inc.
Lennar Title, Inc.	MD	Ryland Title Company
Lennar Title, Inc.	AL
Lennar Title, Inc.	CA
Lennar Title, LLC	NC
Lennar Title, LLC	UT
Lennar Trading Company, LLC	TX
Lennar West Valley, LLC	CA
Lennar Winncrest, LLC	DE
Lennar.com Inc.	FL
Lennar-LNR Platinum Triangle, LLC	DE
LEN-New Port Corners, LLC	FL
LEN-Southshore Bay, LLC	FL
LEN-Touchstone, LLC	FL
Len-Verandahs, LLP	FL
LENX SPC Investments, LLC	DE
LENX ST Investor, LLC	DE
Leya Holdings, LLC	DE
Leya JV, LLC	DE
LFS Holding Company, LLC	DE
LH Eastwind, LLC	FL
L-H Housing, LLC	DE
LHI Renaissance, LLC	FL	Club Oasis
Library Tower, L.L.C.	IL
Limmer Ranch GP, LLC	DE
LK Development Group, LLC	DE
LMC 10th & Acoma GP, LLC	DE
LMC 10th & Acoma Holdings, LP	DE
LMC 2026 Madison Holdings, LLC	DE
LMC 2401 Blake Street Holdings, LLC	DE
LMC 2401 Blake Street Investor, LLC	DE
LMC 360 Acoma Holdings, LLC	DE
LMC 360 Acoma Investor, LLC	DE
LMC 410 S Wabash Holdings, LLC	DE
LMC 808 Gateway Holdings, LLC	DE
LMC 808 Gateway Investor, LLC	DE
LMC 85 South Union Holdings, LLC	DE
LMC 990 Bannock Holdings, LLC	DE
LMC Alexandria Crossing Investor, LLC	DE
LMC Apache Terrace Holdings, LLC	DE
LMC Apex Holdings, LLC	DE
LMC Apex Investor, LLC	DE
LMC Artemas Holdings, LLC	DE
LMC Artemas Investor, LLC	DE
LMC Block 42 Holdings, LLC	DE
LMC Bloomington Holdings, LLC	DE
LMC Bolingbrook Holdings, LLC	DE

Company Name	State of Incorporation	DBAs
LMC Build to Core III Investor, LLC	DE
LMC Build to Core III, LLC	DE
LMC Burnside Holdings, LLC	DE
LMC Burnside Investor, LLC	DE
LMC Cane Bay II Holdings, LLC	DE
LMC Cane Bay Investor, LLC	DE
LMC Canyon Holdings, LLC	DE
LMC Cave Creek Holdings, LLC	DE
LMC Central at McDowell, LLC	DE
LMC Chandler and McClintock Holdings, LLC	DE
LMC Charlestowne Holdings, LLC	DE
LMC Cobalt Holdings, LLC	DE
LMC Cormac GP, LLC	DE
LMC Cormac Holdings, LLC	DE
LMC Cormac Investor, LP	DE
LMC Cormac SPE, LLC	DE
LMC Costa Mesa Holdings, LP	DE
LMC Crest at Park West Holdings, LP	DE
LMC Denver Gateway II Holdings, LLC	DE
LMC Downtown Doral South Holdings, LLC	DE
LMC Durham Gateway Holdings, LP	DE
LMC Durham Gateway Lawson Holdings, LLC	DE
LMC East Village I Holdings, LLC	DE
LMC Edina Holdings, LLC	DE
LMC Emblem at Conyers Holdings, LLC	DE
LMC Emblem at Conyers Investor, LLC	DE
LMC Emblem at Winslow Township Holdings, LLC	DE
LMC Evans School East Holdings, LLC	DE
LMC Evans School Holdings, LLC	DE
LMC Evans School North Holdings, LLC	DE
LMC Evans School West Holdings, LLC	DE
LMC Glenville Holdings, LLC	DE
LMC Grayson Holdings, LLC	DE
LMC Grayson Investor, LLC	DE
LMC Grayson JV, LLC	DE
LMC Grayson Property Owner, LLC	DE
LMC HS4 Holdings, LLC	DE
LMC HS8 Holdings, LLC	DE
LMC HS9 Holdings, LLC	DE
LMC Huntington Crossing Holdings, LLC	DE
LMC Inactive Companies, LLC	DE
LMC Kaktuslife Holdings, LLC	DE
LMC Kaktuslife II Holdings, LLC	DE
LMC Kaktuslife II Investor, LLC	DE
LMC Kaktuslife II Property Owner, LLC	DE
LMC Kaktuslife Investor, LLC	DE
LMC Lakeside Holdings, LP	DE

Company Name	State of Incorporation	DBAs
LMC Laurel-Saddlewood Holdings, LLC	DE
LMC Leya Investor, LLC	DE
LMC Millenia Holdings II, LLC	DE
LMC Millenia Investor II, LLC	DE
LMC Milpitas Holdings I, LLC	DE
LMC Murrieta Holdings, LLC	DE
LMC NE Minneapolis Holdings, LLC	DE
LMC NE Minneapolis Lot 2 Holdings, LP	DE
LMC New Bern Holdings, LP	DE
LMC New Bern Investor, LLC	DE
LMC One20Fourth Holdings, LLC	DE
LMC Righters Ferry Holdings, LLC	DE
LMC River North Holdings, LLC	DE
LMC Riverside Investor, LLC	DE
LMC Sarasota Quay Holdings, LLC	DE
LMC Sarasota Quay Investor, LLC	DE
LMC Scotts Run Holdings, LLC	DE
LMC Sky Mountain Holdings, LLC	DE
LMC Spring Creek Holdings, LLC	DE
LMC Spring Street Investor, LLC	DE
LMC Spring Street Venture, LP	DE
LMC Stadium Square II Investor, LLC	DE
LMC Stadium Square II, LLC	DE
LMC Stonewall Station Investor, LLC	DE
LMC Towne Investor, LLC	DE
LMC Towne JV, LLC	DE
LMC Towne Property Owner, LLC	DE
LMC Triangle Square Investor, LLC	DE
LMC Vallagio III Holdings, LLC	DE
LMC Venture Developer, LLC	DE
LMC Verbena Holdings, LLC	DE
LMC Verbena Investor, LLC	DE
LMC Victory Block G Holdings, LLC	DE
LMC Welton Holdings, LP	DE
LMC West Loop Investor, LLC	DE
LMC Winslow Investor, LLC	DE
LMCFX Investor, LLC	DE
LMCPNW Crown Hill Holdings, LLC	DE
LMCPNW Marymoor Holdings, LLC	DE
LMC-TREA Conyers Owner LLC	DE
LMC-TREA Conyers Venture LLC	DE
LMF Commercial Mortgage Securities, LLC	DE
LMF Commercial, LLC	DE
LMI - South Kings Development Investor, LLC	DE
LMI - West Seattle Investor, LLC	DE
LMI - West Seattle, LLC	DE
LMI Cell Tower Investors, LLC	DE

Company Name	State of Incorporation	DBAs
LMI Collegedale, LLC	DE
LMI Contractors, LLC	DE
LMI Little Italy Holdings, LLC	DE
LMI Pacific Tower, LLC	DE
LMI Park Central Investor Two, LLC	DE
LMI Peachtree Corners Investor, LLC	DE
LMI Peachtree Corners, LLC	DE
LMI-Jacksonville, LLC	DE
LMI-JC Developer, LLC	DE
LMI-JC, LLC	DE
LMV 1640 Broadway Holdings, LP	DE
LMV 1640 Broadway REIT, LP	DE
LMV 1640 Broadway REIT-DC, LP	DE
LMV 1701 Ballard Holdings, LLC	DE
LMV 1701 Ballard REIT, LLC	DE
LMV 1701 Ballard REIT-DC, LP	DE
LMV 1702 Ballard Holdings, LP	DE
LMV 1702 Ballard REIT, LP	DE
LMV 1702 Ballard REIT-DC, LP	DE
LMV 19H Holdings, LP	DE
LMV 19H REIT, LP	DE
LMV 19H REIT-DC, LP	DE
LMV 2026 Madison REIT, LLC	DE
LMV 2026 Madison REIT-DC, LP	DE
LMV 85 South Union REIT, LLC	DE
LMV 85 South Union REIT-DC, LP	DE
LMV Annapolis Holdings, LLC	DE
LMV Annapolis REIT, LLC	DE
LMV Annapolis REIT-DC, LP	DE
LMV Apache Terrace REIT, LLC	DE
LMV Apache Terrace REIT-DC, LP	DE
LMV ATown Holdings, LLC	DE
LMV ATown REIT, LLC	DE
LMV ATown REIT-DC, LP	DE
LMV Block 42 Holdings, LP	DE
LMV Block 42 REIT, LP	DE
LMV Block 42 REIT-DC, LP	DE
LMV Bloomington REIT, LLC	DE
LMV Bloomington REIT-DC, LP	DE
LMV Bolingbrook REIT, LLC	DE
LMV Bolingbrook REIT-DC, LP	DE
LMV Carlsbad Holdings, LP	DE
LMV Carlsbad REIT, LP	DE
LMV Carlsbad REIT-DC, LP	DE
LMV Central at McDowell REIT, LLC	DE
LMV Central at McDowell REIT-DC, LP	DE
LMV East Village I Mezz Holdings, LP	DE

Company Name	State of Incorporation	DBAs
LMV East Village I REIT, LLC	DE
LMV East Village I REIT-DC, LP	DE
LMV Edina REIT, LLC	DE
LMV Edina REIT-DC, LP	DE
LMV Fremont WS I Holdings, LP	DE
LMV Fremont WS I REIT, LP	DE
LMV Fremont WS I REIT-DC, LP	DE
LMV Glisan Holdings, LP	DE
LMV Glisan REIT, LP	DE
LMV Glisan REIT-DC, LP	DE
LMV Grand Bay Holdings, LP	DE
LMV Grand Bay REIT, LP	DE
LMV Grand Bay REIT-DC, LP	DE
LMV II 10th & Acoma REIT, LP	DE
LMV II 10th & Acoma REIT-DC, LP	DE
LMV II 12th Street REIT-DC, LP	DE
LMV II 885 Washington Holdings, LP	DE
LMV II 885 Washington REIT, LP	DE
LMV II 885 Washington REIT-DC, LP	DE
LMV II Costa Mesa REIT-DC, LP	DE
LMV II Crest at Park West REIT, LP	DE
LMV II Crest at Park West REIT-DC, LP	DE
LMV II Elmhurst Holdings, LP	DE
LMV II Elmhurst REIT, LP	DE
LMV II Elmhurst REIT-DC, LP	DE
LMV II Emeryville Holdings, LP	DE
LMV II Emeryville REIT, LP	FL
LMV II Emeryville REIT-DC, LP	DE
LMV II Grand Bay Pod V Holdings, LP	DE
LMV II Grand Bay Pod V REIT-DC, LP	DE
LMV II Kierland Holdings, LP	DE
LMV II Kierland REIT, LP	DE
LMV II Kierland REIT-DC, LP	DE
LMV II Lakeside REIT, LP	DE
LMV II Lakeside REIT-DC, LP	DE
LMV II MMP Holdings, LP	DE
LMV II MMP REIT, LP	DE
LMV II MMP REIT-DC, LP	DE
LMV II NE Minneapolis Lot 2 REIT-DC, LP	DE
LMV II REIT Investment Holdings, LP	DE
LMV II Taylor Street Holdings, LP	DE
LMV II Taylor Street REIT, LP	DE
LMV II Taylor Street REIT-DC, LP	DE
LMV II Triangle Square Holdings, LP	DE
LMV II Triangle Square REIT, LP	DE
LMV II Triangle Square REIT-DC, LP	DE
LMV II TRS JV, LP	DE

Company Name	State of Incorporation	DBAs
LMV II Venture Developer, LLC	DE
LMV II Westcreek GP, LLC	DE
LMV II Westcreek Holdings, LP	DE
LMV II Westcreek REIT, LP	DE
LMV II WESTCREEK REIT-DC, LP	DE
LMV II Wynwood GP, LLC	DE
LMV II Wynwood Holdings, LP	DE
LMV II Wynwood REIT, LP	DE
LMV II Wynwood REIT-DC, LP	DE
LMV Interbay Holdings, LLC	DE
LMV Interbay REIT, LP	DE
LMV Interbay REIT-DC, LP	DE
LMV Kirkland Holdings, LP	DE
LMV Kirkland REIT, LP	DE
LMV Kirkland REIT-DC, LP	DE
LMV Little Italy REIT, LLC	DE
LMV Little Italy REIT-DC, LP	DE
LMV M Tower Holdings, LLC	DE
LMV M Tower REIT, LLC	DE
LMV M Tower REIT-DC, LP	DE
LMV Millenia II REIT, LLC	DE
LMV Millenia II REIT-DC, LP	DE
LMV Milpitas REIT, LLC	DE
LMV Milpitas REIT-DC, LP	DE
LMV Mountain View Holdings II, LP	DE
LMV Mountain View II REIT, LP	DE
LMV Mountain View II REIT-DC, LP	DE
LMV NE Minneapolis REIT, LLC	DE
LMV NE Minneapolis REIT-DC, LP	DE
LMV New Bern REIT, LP	DE
LMV New Bern REIT-DC, LP	DE
LMV Oak Park REIT-DC, LP	DE
LMV One20Fourth REIT, LLC	DE
LMV One20Fourth REIT-DC, LP	DE
LMV QR BTC Leya Holdings, LLC	DE
LMV QR BTC Marymoor Holdings, LLC	DE
LMV QR BTC Marymoor South Park Holdings, LLC	DE
LMV QR Build to Core Investor, LP	DE
LMV QR Build to Core Manager, LLC	DE
LMV QR Build to Core REIT, LLC	DE
LMV Rio Bravo Holdings, LP	DE
LMV Rio Bravo REIT, LP	DE
LMV Rio Bravo REIT-DC, LP	DE
LMV River North Holdings, LP	DE
LMV River North REIT, LP	DE
LMV River North REIT-DC, LP	DE
LMV Scottsdale Quarter Holdings, LP	DE

Company Name	State of Incorporation	DBAs
LMV Scottsdale Quarter REIT, LP	DE
LMV Scottsdale Quarter REIT-DC, LP	DE
LMV Thirteenth Piedmont Holdings, LP	DE
LMV Thirteenth Piedmont REIT, LP	DE
LMV Thirteenth Piedmont REIT-DC, LP	DE
LMV Tysons Holdings, LLC	DE
LMV Tysons REIT, LLC	DE
LMV Tysons REIT-DC, LP	DE
LMV Vallagio III REIT, LLC	DE
LMV Vallagio III REIT-DC, LP	DE
LMV Victory Block G Mezz Holdings, LP	DE
LMV Victory Block G REIT, LLC	DE
LMV Victory Block G REIT-DC, LP	DE
LMV Warren Street Holdings, LP	DE
LMV Warren Street REIT, LP	DE
LMV Warren Street REIT-DC, LP	DE
LMV Welton REIT, LP	DE
LMV Welton REIT-DC, LP	DE
LNC at Meadowbrook, LLC	IL
LNC at Ravenna, LLC	IL
LNC Communities II, LLC	CO
LNC Communities IV, LLC	CO
LNC Communities V, LLC	CO
LNC Communities VI, LLC	CO
LNC Communities VII, LLC	CO
LNC Communities VIII, LLC	CO
LNC Pennsylvania Realty, Inc.	PA
Longleaf Acquisition, LLC	FL
Lori Gardens Associates II, LLC	NJ
Lori Gardens Associates III, LLC	NJ
Lori Gardens Associates, L.L.C.	NJ
Lorraine Lakes Town Center, LLC	FL
Lorton Station, LLC	VA
Lots 3-4 Member, LLC	DE
Lots 5-6 Member, LLC	DE
LR JVA-3 Associates, LLC	DE
LR JV-C Associates, LLC	DE
LR Overlook Phase II, LLC	DE
LR Port Imperial South BB, LLC	DE
LS College Park, LLC	DE	Lennar
LS Terracina, LLC	DE	Lennar
LT Aloravita LLC	DE
LT Westview LLC	DE
LTG Services, LLC	DE
LTL Carnes Crossing, LLC	DE
LTL Clevenger's Village, LLC	DE
LTL Hinkle Creek, LLC	DE

Company Name	State of Incorporation	DBAs
LTL Peterson, LLC	DE
LV Opendoor Investor, LLC	DE
LW D'Andrea, LLC	DE
LYNX VENETIAN POINTE LLC	DE
Lyons Lennar Farms, LLC	FL
Madrona Ridge L.L.C.	IL
Madrona Village L.L.C.	IL
Madrona Village Mews L.L.C.	IL
Majestic Woods, LLC	NJ
Maple and Broadway Holdings, LLC	DE
Marbella Club, LLC	FL
Meadowlark Preserve, LLC	DE
Menifee Development, LLC	CA	Lennar
Mesa Canyon Community Partners, LLC	DE	Lennar
Metro Heights Montebello, LLC	DE
Mid-County Utilities, Inc.	MD
Miralago West Lennar, LLC	FL
Mission Viejo 12S Venture, LP	CA
Mission Viejo Holdings, Inc.	CA
Motomic Diagnostics, LLC	DE
NC Properties I, LLC	DE
NC Properties II, LLC	DE
NCCP LH, LLC	DE
New Home Technologies, LLC	TX
New Infrastructure I, LLC	DE
New Solar Homes Holdings, LLC	DE
Newhall Land Development, LLC	DE
North American Real Estate Group, LLC	CA
North Block Spring Street Development LLC	DE
North Valleys Investment Group, LLC	NV
Northbridge L.L.C.	IL
Northland LLC	DE
OHC/Ascot Belle Meade, LLC	FL
One SR, L.P.	TX
Pace Drive Holdings, LLC	FL
Palm Gardens At Doral Clubhouse, LLC	FL
Palm Gardens at Doral, LLC	FL
Palm Springs Classic, LLC	DE
Palm Vista Preserve, LLC	FL
Parkland West, LLC	FL
Patuxent Infrastructure, Inc.	DE
PDC Fairway Village, Ltd.	TX
PDC Moroney Farms, Ltd.	TX
PD-Len Boca Raton, LLC	DE
Pencil and Pixel Bulgaria Eood	Bulgaria (non-US)
PG Properties Holding, LLC	NC
Pine Ridge Residential, LLC	CO

Company Name	State of Incorporation	DBAs
Pine Vista Club, LLC	FL
Pioneer Meadows Development LLC	NV
Pioneer Meadows Investments, LLC	NV
Placer Vineyards Development Group, LLC	CA
Placer Vineyards, LLC	CA
Platinum Triangle Partners, LLC	DE
Plog, LLC	CA
POMAC, LLC	MD
Port Imperial South Building 14, LLC	NJ
Portside Marina Developers, L.L.C.	NJ
Portside Shipyard Developers, L.L.C.	NJ
Portside SM Associates, L.L.C.	NJ
Portside SM Holdings, L.L.C.	DE
PR III JC Holdings LLC	DE
Prestonfield L.L.C.	IL
Providence Lakes, LLP	FL
PT Metro, LLC	DE
PTM Parcel E, LLC	DE
Q Land, LLC	DE
QMC Emblem Mill Road Holdings, LLC	DE
QMC Emblem Oswego Holdings, LLC	DE
QMC Emblem Shakopee Holdings, LLC	DE
QMC Heritage Isles Holdings, LLC	DE
QMC Northbrook Holdings, LLC	DE
QMC Orange Blossom Holdings, LLC	DE
QMV III Bishop Arts Holdings, LP	DE
QMV III Bishop Arts REIT, LP	DE
QMV III Canyon Phase I Holdings, LP	DE
QMV III Cerro Vista Holdings, LP	DE
QMV III Cerro Vista REIT, LP	DE
QMV III Emblem Oswego REIT, LP	DE
QMV III Emblem Shakopee REIT, LP	DE
QMV III Hacienda Holdings, LP	DE
QMV III Hacienda REIT, LP	DE
QMV III Heights 26 Holdings, LP	DE
QMV III Heights 26 REIT, LP	DE
QMV III Henderson North Holdings, LP	DE
QMV III Henderson North REIT, LP	DE
QMV III Henderson South Holdings, LP	DE
QMV III Santa Rosa Holdings, LP	DE
QMV III Santa Rosa REIT, LP	DE
QMV III Spring Creek Phase I Holdings, LP	DE
QT Investor, LLC	DE
Quail Roost Lennar, LLC	FL
Quarrystone Board, LLC	DE
Quarterra Advisor, LLC	DE
Quarterra Construction, LLC	DE

Company Name	State of Incorporation	DBAs
Quarterra Development, LLC	DE
Quarterra Group, Inc.	DE
Quarterra Living Illinois, LLC	DE
Quarterra Living TRS, LP	DE
Quarterra Living, Inc.	CA
Quarterra Living, LLC	DE
Quarterra MF Holdings, LLC	DE
Quarterra Multifamily BTC Venture III GP Subsidiary, LLC	DE
Quarterra Multifamily BTC Venture III GP, LLC	DE
Quarterra Multifamily Communities, LLC	DE
Quarterra Multifamily Venture III LP	DE
Quarterra Services, LLC	DE
Quarterra SFR, LLC	DE
Raintree Village II L.L.C.	IL
Raintree Village L.L.C.	IL
Ral-Len BM, LLC	DE
Ral-Len, LLC	DE
Rannel Capital WeWork Series D, LLC	DE
Rannel Holdings, LLC	DE
Rannel Interests, LLC	DE
Rannel Investments, LLC	DE
Rannel Mortgage Investments, LLC	DE
Rannel Proprietary Investments, LLC	DE
RCCF GP II, LLC	DE
RCCF GP III, LLC	DE
RCCF GP IV, LLC	DE
RCCF GP, LLC	DE
Realstar Development Group, LLC	DE
Renaissance Joint Venture	FL
RES Inactive, LLC	DE
Reserve @ Pleasant Grove II LLC	NJ
Reserve @ Pleasant Grove LLC	NJ
Reserve at River Park, LLC	NJ
RES-FL EIGHT, LLC	FL
RES-FL SEVEN, LLC	FL
RES-FL VISION ONE, LLC	FL
RES-FL VISION TWO, LLC	FL
RES-GA CASCADE, LLC	GA
RES-GA DIAMOND MEADOWS, LLC	GA
RES-GA KAP, LLC	GA
Residential Acquisition GP, LLC	FL
RES-IL ONE, LLC	FL
RES-NC ONE, LLC	FL
RES-PA LSJ, LLC	PA
RES-PA POM, LLC	PA
RH MOA BBCMS 2017-C1, LLC	DE
RH MOA CF 2017-C8, LLC	DE

Company Name	State of Incorporation	DBAs
RH MOA U 2017-C4, LLC	DE
RH MOA U 2017-C6, LLC	DE
RH MOA, LLC	DE
RIAL 2014-LT5 CLASS B, LLC	DE
RIAL 2014-LT5, LLC	DE
Rialto Credit Partnership GP, LLC	DE
Rialto Mezz Partners GP, LLC	DE
Rialto Partners GP II, LLC	DE
Rialto Partners GP III - Debt, LLC	DE
Rialto Partners GP III - Property, LLC	DE
Rialto Partners GP, LLC	DE
Rialto RSSF GP, LLC	DE
Riego 1700, LLC	DE
Rivendell Joint Venture	FL
Riverpark Legacy, LLC	DE
Riverwalk at Lago Mar, LLC	FL	Lennar
RL BB FINANCIAL, LLC	DE
RL BB INACTIVE, LLC	DE
RL BB-IN AA, LLC	DE
RL BB-IN KRE OP, LLC	DE
RL BB-IN KRE RE, LLC	DE
RL BB-IN KRE, LLC	DE
RL CMBS Holdings, LLC	DE
RL CML 2009-1 Investments, LLC	DE
RL REGI Alabama II, LLC	AL
RL REGI FINANCIAL, LLC	FL
RL REGI GEORGIA, LLC	GA
RL REGI INACTIVE, LLC	DE
RL REGI VIRGINIA, LLC	VA
RL REGI-FL CRC, LLC	FL
RL REGI-FL TPL, LLC	FL
RL REGI-TN OAK, LLC	TN
RL RES 2009-1 Investments, LLC	DE
RMF Alliance, LLC	DE
RMF Commercial, LLC	DE
RMF Partner, LLC	DE
RMF PR New York, LLC	DE
RMF SUB 1, LLC	DE
RMF SUB 2, LLC	DE
RMF SUB 3, LLC	DE
RMF SUB 4, LLC	DE
RMF SUB 5, LLC	DE
RMV, LLC	MD
Rocking Horse Minerals, LLC	CO
R-Ranch Development, LLC	FL
Runkle Canyon, LLC	DE
Rutenberg Homes of Texas, Inc.	TX

Company Name	State of Incorporation	DBAs
Rutenberg Homes, Inc.	FL
Rye Hill Company, LLC	NY
Ryland Homes Nevada Holdings, LLC	DE
Ryland Homes Nevada, LLC	DE
Ryland Homes of California, LLC	DE	Lennar
S. Florida Construction II, LLC	FL
S. Florida Construction III, LLC	FL
S. Florida Construction, LLC	FL
San Felipe Indemnity Co., Ltd.	Bermuda (non-US)
San Lucia, LLC	FL
San Simeon Lennar, LLC	FL	Via Ventura Club
Santa Clarita 700, LLC	DE
Savannah Development, Ltd.	TX
SC 521 Indian Land Reserve South, LLC	DE
SC 521 Indian Land Reserve, LLC	DE
SC East Landco, LLC	DE
Schulz Ranch Developers, LLC	DE
SecurNet Mortgage Securities, L.L.C.	AZ
Seminole/70th, LLC	FL
Siena at Old Orchard L.L.C.	IL
Sierra Vista Communities, LLC	CA
Silver Springs Lennar, LLC	DE
Sossaman Estates, LLC	AZ
South Development, LLC	FL
South Sutter 6000, LLC	CA
South Sutter, LLC	CA
Southbank Holding, LLC	FL
Spanish Springs Development, LLC	NV
SPIC CPCO, Inc.	DE
SPIC CPDB, Inc.	DE
SPIC CPRB, Inc.	DE
SPIC Del Sur, LLC	DE	Lennar
SPIC Dublin, LLC	DE
SPIC Mesa, LLC	DE	Lennar
SPIC NC Fremont, LLC	DE
SPIC Otay, LLC	DE
SPIC Springs, LLC	DE
ST Lender, LLC	DE
St. Charles Active Adult Community, LLC	MD
St. Charles Community, LLC	DE
Standard Pacific Investment, LLC	DE	Lennar
Standard Pacific of Colorado, LLC	DE	Lennar
Standard Pacific of Florida GP, LLC	DE	Lennar
Standard Pacific of Florida, LLC	FL
Standard Pacific of Las Vegas, LLC	DE
Standard Pacific of Orange County, LLC	DE	Lennar
Standard Pacific of South Florida, LLC	FL

Company Name	State of Incorporation	DBAs
Standard Pacific of Tampa GP, LLC	DE	Lennar
Standard Pacific of Tampa, LLC	FL
Standard Pacific of the Carolinas, LLC	DE	Lennar
Standard Pacific of Tonner Hills, LLC	DE	Lennar
Standard Pacific of Walnut Hills, LLC	DE	Lennar
Stoney Holdings, LLC	FL
Stoney Way Wholesale, LLC	DE
Stoneybrook Clubhouse, Inc.	FL
Stoneybrook Joint Venture	FL
Storey Drive Club, LLC	FL
Storey Lake Club, LLC	FL
Storey Park Club, LLC	FL
Strategic Holdings, Inc.	NV	LEN X
Strategic Holdings, Inc.	NV	Lennar Communications Ventures
Strategic Technologies, LLC	FL
Summerfield Venture L.L.C.	IL
Sun Ridge, LLC	CA
Sunridge-Anatolia LLC	CA
Talega Associates, LLC	DE	Lennar
Talega Village, LLC	DE	Lennar
TCO QVI, LLC	DE
Temecula Valley, LLC	DE
Terra Division, LLC	MN
The Baywinds Land Trust	FL
The Bridges at Rancho Santa Fe Sales Company, Inc.	CA
The Colony Golf & Country Club, Inc.	FL
The Crossvine at Connerton, LLC	FL
The Fremont Project Owner, LLC	DE
The Greenbriar Project Owner, LLC	DE
The Indrio Groves Land Trust	FL
The Krome Groves Land Trust	FL
The LNC Northeast Group, Inc.	DE
The Oasis Club at LEN-CG South, LLC	DE
The Preserve at Coconut Creek, LLC	FL
The Vistas Club at LEN-CG South, LLC	FL
The WaterStone Trust	FL
TI Lot 8 Fund, LLC	DE
TI Lot 8 Holdco, LLC	DE
TI Lot 8, LLC	DE
TI Lots 5-6 JV, LLC	DE
TICD Experiences, LLC	DE
TICD Hold Co., LLC	DE
TIH Hold Co., LLC	DE
Titlezoom Company	FL
Tonner Hills SSP, LLC	DE	Lennar
Town Center at Timber Creek, LLC	FL
Town Center at Tucker's Cove, LLC	FL

Company Name	State of Incorporation	DBAs
Treasure Island Community Development, LLC	CA
Treasure Island Development Group, LLC	DE
Treasure Island Holdings, LLC	DE
Treasure Island Member, LLC	DE
Treasure Island Series 1, LLC	DE
Treasure Island Series 2, LLC	DE
Treasure Island Series 3, LLC	DE
Treasure Island Series 4, LLC	DE
Treasure Island Series 5, LLC	DE
Treviso Holding, LLC	FL
Two Lakes Lennar, LLC	DE
U.S. Home at Hopewell Parc Urban Renewal, LLC	NJ
U.S. Home at Hopewell Urban Renewal, LLC	NJ
U.S. Home of Arizona Construction, LLC	AZ
U.S. Home Realty, Inc.	TX
U.S. Home, LLC	DE	Lennar
U.S. Insurors, Inc.	FL
U.S.H. Realty, Inc.	MD
UAMC Holding Company, LLC	DE
UB 2018‐C14 MOA, LLC	DE
Upward America AIV Equity Owner, LP	DE
Upward America AIV Property Owner, LP	DE
Upward America AIV REIT, LP	DE
Upward America Associates, LLC	DE
Upward America Ava Barrow GP LLC	DE
Upward America Ava Barrow LP	DE
Upward America Branch Village Property Owner, LP	DE
Upward America C5 Residences Property Owner, LP	DE
Upward America Central Acquisitions, LP	DE
Upward America Central Equity Owner II, LP	DE
Upward America Central Equity Owner Term, LP	DE
Upward America Central Equity Owner, LP	DE
Upward America Central Property Owner GP II, LLC	DC
Upward America Central Property Owner GP Term, LLC	DE
Upward America Central Property Owner GP, LLC	DE
Upward America Central Property Owner II, LP	DE
Upward America Central Property Owner Term, LP	DE
Upward America Central Property Owner, LP	DE
Upward America Central REIT TRS, LP	DE
Upward America Central REIT, LP	DE
Upward America Fund GP Subsidiary, LLC	DE
Upward America Oyster Creek Property Owner, LP	DE
Upward America Preston Estates Property Owner, LP	DE

Company Name	State of Incorporation	DBAs
Upward America Southeast Acquisitions, LP	DE
Upward America Southeast Equity Owner II, LP	DE
Upward America Southeast Equity Owner Term, LP	DE
Upward America Southeast Equity Owner, LP	DE
Upward America Southeast Property Owner GP II, LLC	DE
Upward America Southeast Property Owner GP Term, LLC	DE
Upward America Southeast Property Owner GP, LLC	DE
Upward America Southeast Property Owner II, LP	DE
Upward America Southeast Property Owner MD SC GP, LLC	DE
Upward America Southeast Property Owner MD SC, LP	DE
Upward America Southeast Property Owner Term, LP	DE
Upward America Southeast Property Owner, LP	DE
Upward America Southeast REIT TRS, LP	DE
Upward America Southeast REIT, LP	DE
Upward America Venture GP, LLC	DE
Upward America Venture AIV LP	DE
Upward America Venture LP	DE
Upward America Venture Subsidiary AIV GP, LLC	DE
Upward America Venture Subsidiary GP, LLC	DE
USH - Flag, LLC	FL
USH Equity Corporation	NV
USH Leasing II, LLC	DE
USH Leasing III, LLC	DE
USH Leasing, LLC	DE
USH LEE, LLC	FL
USH/SVA Star Valley LLC	AZ
UST Las Colinas Multifamily JV, LP	DE
UST Las Colinas Owner, L.P.	DE
UST Lennar GP PIS 10, LLC	DE
UST Lennar GP PIS 12, LLC	DE
UST Lennar GP PIS 14, LLC	DE
UST Lennar GP PIS 19, LLC	DE
UST Lennar GP PIS 7, LLC	DE
UST Lennar PIS 10, LP	DE
UST Lennar PIS 12, LP	DE
UST Lennar PIS 14, LP	DE
UST Lennar PIS 19, LP	DE
UST Lennar PIS 7, LP	DE
UST Lennar PIS Joint Venture, LP	DE
UST Quarterra HW Scala SF Joint Venture	DE
Veleiros Clubhouse, LLC	FL
Venetian Lennar LLC	FL	Club Venetian Parc
Verona Trace Clubhouse, LLC	FL

Company Name	State of Incorporation	DBAs
VII Crown Farm Investor, LLC	DE
Vineyard Land, LLC	DE
Vineyard Point 2009, LLC	CA
Vista Lago Club	FL
Vista Las Flores Corp.	DE
Vista Palms Clubhouse, LLC	DE
Wall to Wall, LLC	DE
Waterview at Hanover, LLC	NJ
WCI Communities, LLC	DE
WCI Westshore, LLC	DE
WCI, LLC	DE
WCP, LLC	SC
West Lake Village, LLC	NJ
West Seattle Project X, LLC	DE
West Valley, LLC	CA
West Van Buren L.L.C.	IL
Westchase, Inc.	NV
Westchase, Ltd.	TX
Westview Club, LLC	FL
White Course Lennar, LLC	FL	Residences at Downtown Doral Club
Wild Plum JV, LLC	DE	Lennar
Willow Springs Properties, L.L.C.	AZ
Willowbrook Investors, LLC	NJ
Windemere BLC Land Company, LLC	CA
Winncrest Natomas, LLC	NV
WIP Lennar OHB, LLC	NJ
Woodbridge Multifamily Developer I, LLC	DE
WPE Ventures, LLC	DE
Wright Farm, L.L.C.	VA
YLRichards4Acres 2015, LLC	CA	Lennar